Investor Presentation July 2023

2 Safe Harbor  Statement Statements contained herein or in prior press releases which are not historical fact, such as statements regarding our future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, our ability to manage wireless network rationalization to lower our costs without causing disruption of service to our customers; our ability to retain key management personnel and to attract and retain talent within the organization; the productivity of our sales organization and our ability to deliver effective customer support; our ability to identify potential acquisitions, consummate and successfully integrate such acquisitions, and achieve the expected benefits of such acquisitions; risks related to global health epidemics; economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment; competition for our services and products from new technologies or those offered and/or developed from firms that are substantially larger and have much greater financial and human capital resources; continuing decline in the number of paging units we have in service with customers, commensurate with a continuing decline in our wireless revenue; our ability to address changing market conditions with new or revised software solutions; undetected defects, bugs, or security vulnerabilities in our products; our dependence on the U.S. healthcare industry; the sales cycle of our software solutions and services can run from six to eighteen months, making it difficult to plan for and meet our sales objectives and bookings on a steady basis quarter-to-quarter and year-to-year; our reliance on third-party vendors to supply us with wireless paging equipment; our ability to maintain successful relationships with our channel partners; our ability to protect our rights in intellectual property that we own and develop and the potential for litigation claiming intellectual property infringement by us; our use of open source software, third-party software and other intellectual property; the reliability of our networks and servers and our ability to prevent cyber-attacks and other security issues and disruptions; unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services; our ability to realize the benefits associated with our deferred income tax assets; future impairments of our long-lived assets, amortizable intangible assets or goodwill; risks related to data privacy and protection-related laws and regulation; and our ability to manage changes related to regulation, including laws and regulations affecting hospitals and the healthcare industry generally, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Our Mission & Investment Highlights

Strategic Goal: Run the business profitably and generate cash Returning capital to shareholders  is our goal as well as our legacy ▪ More than $660 million returned to stockholders since  2004 ▪ 2022 capital return ‐ $25 million ▪ 2023 capital return forecast ‐ $25 million Focus on maximizing cash over  the long‐term ▪ Incremental investments in wireless and software  solutions ▪ Stabilizing and then growing revenue ▪ Efficient expense management ▪ Shareholder friendly capital allocation 4

Key Investment Highlights Significant Annual Free Cash Flow Generation and Strong Balance Sheet Substantial cash flow being returned to shareholders through considerable quarterly dividend, no debt Software Operations Bookings Momentum, Large Identified Pipeline Expanding software pipeline converting to growth in sales Stable Re‐occurring Software Maintenance and Wireless Segment Revenue 80+% of Spok’s revenue is re‐occurring in nature due to maintenance revenue from contact  center and wireless paging revenue  Long‐standing Customer Relationships with the “Best Hospitals” All 10 U.S. News & World Report’s Top 10 Children’s Hospitals and 18 of Top 20 Adult Hospitals are Spok  customers, with an average tenure of 22 years 5 2 3 1 Clear Roadmap Developed to Execute Strategy Multiple avenues of organic and inorganic growth across new and existing customers and  product development 4 5

Continuing History of Service and Commitment

Key Facts

Leader in healthcare communications - A clinical communications & collaboration solution provider. Significant experience integrating to **critical hospital contact centers, EHRs and many other core healthcare information systems. We continue to invest in and enhance our solutions.**

Largest paging carrier in the U.S. with over 800K pagers.

Blue chip and sticky customer base with **2,200+ hospitals** in total.

Spok has built **intellectual property** via **decades of R&D investments.**

Operational excellence in execution, generating free cash flow while debt free and paying little in taxes.

Pioneer in healthcare communications, putting the customer first in all we do, honoring our core values and good business ethics.

Spok By The Numbers

$134.5M 2022 Revenue	**$112.6M** 2022 Re-occurring Revenue[1]	**80%+** Percent of Revenue Is Re-occurring[1]
~800K Wireless Units in Service	**$0** Total Debt	**2,200+** Hospitals use Spok Communications

Spok's Integrated Solution Ecosystem



EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Test results
Orders routing
Clinical alerting
Facility alarms
Incident management
Spok Care Connect®

[1] Company classifies re-occurring revenue as revenue from Spok Care Connect maintenance and Wireless.

6

Our Plan Growth in value and return of capital 7 Long‐term objective • Growing cash flow while  stabilizing our top line with  growth in software revenue Short‐term energy focus 1. Software Bookings: Achieve plan and show YoY growth 2. Product Roadmap Progress: Demonstrable benefit to the  business and future sales 3. Wireless Revenue Stabilization: Positive UIS variance and  positive ARPU a) Price increases b) GenA pager placements with related ARPU uplift

8 Healthcare responds to fiscal challenges Changes in economic conditions Fiscal alignment of healthcare IT  strategy  Staff Shortages (Nursing, IT and others)  High Labor Costs  Higher Capital Cost / Reduced Capital Spending   High Inflation   Economic Recession   Thinner Margins   Tighter IT Budgets   Reduce, eliminate or postpone new IT initiatives  Maintain existing information systems investments  Maintain supported versions/prevent Cyber risks  Maximize value of current assets/investments  Implement unutilized capabilities/Improve ROI

9 Spok responds to fiscal challenges New product release cadence Provide 3‐ or 5‐year managed  maintenance & services agreement  Limit costly major upgrades to a 3‐ to 4‐year cycle  Deliver product enhancements releases twice/year with  minor in‐place upgrades  Perform benefit realization assessment to identify  unrealized ROI   Established pre‐planned upgrade roadmap, ensuring  benefit realization with minimum disruption  Ensure OS, DB and 3rd party components are supported  minimizing Cyber risk and system availability   Maximize Value and Smooth Out Expenses with level billing  across contract period  Inflation protection with no pricing increases during  contract period

10 Spok Earns Top Client Satisfaction Scores  for Sixth Consecutive Year Overall  rank                 Vendor Total No. 1 criteria  ranks 1 Spok 11 2 Tiger Connect 2 3 Epic Secure Chat 3 4 Vocera 2 5 AT&T 1 6 Qlik 1 © 2023 Black Book Research LLC | Published: February 2023, Secure Clinical Communications Platforms

Customer Wireless Software Tenure  (Yrs) 1 36 2 20 3 13 4 23 5 24 6 32 7 37 8 26 9 34 10 19 1 13 2 3 21 4 29 5 26 6 15 7 36 8 29 9 26 10 19 11 4 12 17 13 43 14 20 15 28 16 31 17 Tie 15 17 Tie 19 12 20 19 TOP 10 CHILDREN’S HOSPITALS (2022‐2023) TOP 20 ADULT HOSPITALS (2022‐2023)  Rochester Phoenix Wireless Software Wireless Software Longstanding Customer Relationships…  Spok has an average  relationship tenure of  22 years with the  U.S. News & World  Report’s “Best  Hospitals” Customer Customer Tenure (Yrs) Tenure (Yrs) 11

Spok Leadership Team Sharon Woods  Keisling Corporate Secretary  and Treasurer Renee Hall Chief Compliance  Officer VP of Human  Resources Tim Tindle Chief Information  Officer Vince Kelly Chief Executive  Officer Mike Wallace President and Chief  Operating Officer Mick Ling Vice President of  Maintenance  Revenue Calvin Rice Chief Financial  Officer Jonathan Wax EVP of  Global Sales 12

Business Strategy

Overall Strategy  Critical Communications Purpose Built Over Time Evolution of Spok  • Acquiring new customers by further penetrating the hospitals domestically with significant opportunity outside the U.S. • Continuing to expand relationships within the existing customer base with additional R&D spend in Spok Care Connect to  tackle technical debt and development of enhanced features Grow software revenue  and bookings through  effective delivery of  existing solutions 1 Maximize Free Cash  Flow 3 Minimize churn and  revenue erosion in  wireless products 2 • Maximize existing revenue sources in both our Software and Wireless businesses • Eliminated all expenses related to Spok Go • At current, reduce all costs associated with scaling of the business • Valuable wireless presence in the healthcare market, particularly in larger hospitals ̶ Comprehensive suite of wireless messaging products and services focused on healthcare • Network reliability and customer service minimizes the rate of revenue attrition • Decreasing wireless cost structure and consolidated operations ensures the lowest cost operational platform for the business • Development of the GenA pager to increase functionality, drive retention, and increase ARPU. Wireless Spok Care Connect 14

Software Strategy • With Spok Care Connect, the contact center is the base, with products  like Messenger and Spok Mobile® sold as accessories to our contact  center solution, which are all on‐premise solutions Wireless Integration Spok Care Connect… …Product Direction • With the pivot from Spok Go, renewed work  on enhancements of the Product suite to drive  meaningful value for customers while taking  advantage of the valuable franchise built with  large hospitals • Development of a hosted version of Spok Care  Connect Suite to better serve the smaller sized  hospitals • Over time, development of more  efficient architecture for our Spok Care  Connect solutions to drive efficiency  across the entire organization, including  Product & Development, Professional  Services and Customer Support. • Wireless is compatible with Spok Care  Connect, providing a comprehensive  communication strategy for hospitals • Use smartphone, Wi‐Fi phone, or tablet to  access the organization’s directory and send  secure messages to any staff member,  including the right on‐call clinicians • Support a wide variety of smartphones, pagers,  and other devices for maximum flexibility • Spok has been successful in selling upgrades and  multi‐year engagements to lock in our Blue Chip  customer base for the long haul. • The core services such as the directory, on‐call scheduling, and  message routing are embedded within all the contact center  solutions 15

Wireless Strategy

Maximize Margins Through Cost Savings

Network Rationalization Plan

The Company has ongoing efforts to manage network capacity and to improve overall network efficiency by consolidating subscribers onto fewer, higher capacity networks with increased transmission speeds

Overhead

Cost management effort focused on rightsizing and headcount reduction

Maximize Margins Through Rate Increases

Nominal Rate Increases

Balance risk of returns, inflation, margin erosion with periodic small rate increases

Release New Products

- To mitigate wireless subscriber erosion and provide uplift to ARPU, the Company is launching a new pager (GenA™ Pager)
  - New user interface is intuitive to users with smartphone UI
- Development started mid-2020 of a next generation one-way pager to replace the current T5 and a very modest investment spōk
Fri Nov 27 2020
08:01 AM
Dr. John Smith
spōk
10: This is a test
messsage from the
Spok network. The
quick brown fox jumps
over the lazy dog.
Lorem ipsum dolor sit

GenA Pager

Spok continues to maximize Wireless cash flow by pursuing a strategy of simultaneously minimizing churn and revenue erosion while maximizing margins through network cost reduction efforts spōk 16

61% H e a l t h c a r e Other Large  Enterprise Government 2012 17 Focus on Healthcare 85% H e a l t h c a r e Government Large Enterprise Other 2023 Percentage of revenue

18 Spok Care Connect Market Size 4.2 billion By 2030 (2023 $1.9B) Total Addressable Market 11.6 CAGR from 2023 to 2030 Growth Rate Largest Market 30% 570 million In 2023 North America Market Size

Spok Care Connect Competitive Positioning KEY VALUE PROPOSITIONS  Strategic partner that solves enterprise  challenges from one platform allowing the  right message to get to the right person on  the right device  Source of truth, especially in complex IDNs,  for the directory and on‐call schedules  Interoperability is at the core of Spok’s  mission to connect many systems to the  required endpoints On Call Scheduling Clinical  Alerting  System Care Coordination Contact  Center  Solutions 19

Spok Care Connect Operations Bookings Historical Bookings  performance  highlights potential Company places focus  on Spok Go Selling  and Marketing efforts Strategic Pivot reorients focus on  Core Product  offerings and future  growth $33.2 $35.1 $45.1 $38.6 $33.6 $38.9 $39.5 $36.5 $27.3 $21.2 $24.7  0 5 10 15 20 25 30 35 40 45 50 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A Operations Bookings (1)Excludes $1.1 and $2.5 million of Spok Go Bookings in 2020 and 2021, respectively (1) (1) (Dollars in millions)

Spok Care Connect Highly Profitable Reoccurring  Maintenance Revenue Post acquisition of Amcom,  expansion of reoccurring  maintenance attributable  to growth in license sales  and focus on Spok Care  Connect Company places focus on  Spok Go Selling and  Marketing efforts While revenue is flat in the  near term, expectation is  for growth based on  performance of Operations  Bookings (previous slide) $25.9 $27.9 $30.8 $34.4 $37.1 $38.7 $39.1 $40.4 $38.6 $38.0 $36.9 0 5 10 15 20 25 30 35 40 45 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A Maintenance Revenue (Dollars in millions)

Financials

23 Second Quarter 2023 Financial Results For the Three Months Ended June 30, For the Six Months Ended June 30, 2023 2022 2023 2022 Total Revenue $36.5 $33.7 $69.6 $67.5 Wireless $18.9 $18.7 $37.9 $37.5 Software $17.6 $15.0 $31.7 $30.0 Adjusted EBITDA (1) $8.5 $4.7 $15.4 $2.6 • Year‐to‐date capital returned to stockholders totaled $13.2 million in the form of the Company’s regular  quarterly dividend • Cash and equivalents balance of $30.9 million at June 30, 2023, and no debt (Dollars in millions)  (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock‐based compensation expense, impairment of intangible assets, effects of  capitalized software development costs, capital expenditures, and severance and restructuring costs.

Second Quarter 2023 Highlights • Company executing on strategic business plan  generating $4.7 million of GAAP net income, and  $8.5 million of adjusted EBITDA • Second Quarter software operations bookings  increased 90% as momentum continued in the  quarter • Software and Wireless revenue growth on a year‐ over‐year basis • Wireless average revenue per unit continues upward  trends, up to $7.53, or 4.1%, with units in service  down less than 1% on a sequential basis and only  3.5% from the prior year period 24

25 Balance Sheet • Exceptionally clean and simple  balance sheet • No debt • Common stock only • $30.9 million of cash and  equivalents • Significant deferred tax assets to  shield income from taxes for  many years

2023 Financial Outlook 26 Prior Guidance Current Guidance From To From To Total Revenue: $131.0 $137.5 $134.5 $137.5 Wireless Revenue $73.0 $75.5 $74.5 $75.5 Software Revenue $58.0 $62.0 $60.0 $62.0 Adjusted EBITDA(1) $24.5 $26.5 $25.0 $28.0 (Dollars in millions)  (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock‐based compensation expense, impairment of intangible assets, effects of  capitalized software development costs, capital expenditures, and severance and restructuring costs.

Capital Allocation

Capital Allocation Return of Capital • Higher $1.25 annual dividend since February  2022 • Opportunistic capital deployment for  shareholder value via share repurchase  authorization – current basket of $10.0 million M&A • Not a current focus/priority • Will be opportunistic for potential to  leverage our cash flow prioritization strategy Internal Investment • Product innovation and technology  expansion with our Spok Care Connect  Suite to grow software revenue • Automation and efficiency initiatives

29 History of FCF generation and return of capital • Since the 2004 merger,  Spok has generated over  $1 billion in cumulative  free cash flow. • Both our Wireless and  Software businesses drive  significant FCF and allow  for the continued  investment in our  software business.  29 $1005.2 $545.7 $30.9 6/30/23 (in millions)

Wrap‐Up Enormous customer base and strong relationships with leading healthcare providers Largest wireless paging network in the country with 800,000+ units in service No debt, $30.9 mm cash balance, significant deferred tax assets, funding 85%+ of  dividend from free cash flow, substantial dividend yield at current Stable re‐occurring wireless and software maintenance revenue with opportunities  to grow total revenue 30

Thank you 31